UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2018

REXNORD CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-35475	20-5197013
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

247 Freshwater Way, Suite 300 Milwaukee, Wisconsin (Address of principal executive offices)	53204 (Zip Code)

(414) 643-3739
(Registrant’s telephone number, including area code)
_______________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
Rexnord Corporation (the “Company”) held its Fiscal 2019 Annual Meeting on July 26, 2018. The Company’s stockholders: (i) elected three directors to the Company’s Board of Directors to serve for three-year terms expiring at the Annual Meeting in fiscal 2022; (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the Fiscal 2019 Annual Meeting (the “Proxy Statement”); (iii) approved, on an advisory basis, the holding of future advisory votes to approve named executive officer compensation annually; and (iv) ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2019. There were 104,330,513 outstanding shares of the Company’s common stock eligible to vote as of May 29, 2018, the record date for the Fiscal 2019 Annual Meeting.
The directors elected to the Company’s Board for terms expiring at the Annual Meeting in fiscal 2022, as well as the number of votes cast for, votes withheld and broker non-votes with respect to each of these individuals, are set forth below:

Director	Votes For	Votes Withheld	Broker Non-Votes
Todd A. Adams	97,443,129	1,425,474	1,214,486
Theodore D. Crandall	98,558,388	310,215	1,214,486
Robin A. Walker-Lee	97,815,031	1,053,572	1,214,486
The terms of office for the following directors continue until the Annual Meeting in the fiscal year set forth below:

Director	Term	Director	Term
Mark S. Bartlett	2020	Thomas D. Christopoul	2021
David C. Longren	2020	Paul W. Jones	2021
George C. Moore	2020	John S. Stroup	2021
John M. Stropki	2020
The advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in “Compensation Discussion and Analysis” and “Executive Compensation” in the Proxy Statement, received the following votes:

Votes for approval:	86,154,361
Votes against:	12,513,844
Abstentions:	200,398
Broker Non-Votes:	1,214,486
The advisory vote related to the frequency of future advisory votes to approve named executive officer compensation received the following votes:

1 Year:	94,840,631
2 Years:	1,704
3 Years:	3,825,963
Abstentions:	200,305
Broker Non-Votes:	1,214,486
In accordance with the recommendation of the Company’s Compensation Committee, and based on the results of the advisory vote related to the frequency of future advisory votes to approve named executive officer compensation and other factors, the Company’s Board determined that it will hold future advisory votes to approve executive compensation annually until the next required stockholder vote on the frequency of these votes.
The proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2019 received the following votes:

Votes for approval:	98,829,136
Votes against:	1,054,260
Abstentions:	199,693
Broker Non-Votes:	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Rexnord Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 27th day of July, 2018.

REXNORD CORPORATION

By:	/S/ Patricia M. Whaley
Name:	Patricia M. Whaley
Title:	Vice President, General Counsel and Secretary